RASC SERIES 2001-KS2 TRUST


  HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2001-KS2



                          $1,525,000,000 (APPROXIMATE)

                               Subject to Revision


                      June 6, 2001- Computational Materials



Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by Residential Funding Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.




JPMORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




                       NEW ISSUE COMPUTATIONAL MATERIALS


                          $1,525,000,000 (APPROXIMATE)

                           RASC SERIES 2001-KS2 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2001-KS2



                                  JUNE 6, 2001




EXPECTED TIMING:
                      Pricing Date:       On or about June 8, 2001
                      Settlement Date:    On or about June 28, 2001
                      First Payment       July 25, 2001
                      Date:

STRUCTURE:

 Group I: $900 million senior/subordinate structure with [60.11%] of loans covered by mortgage insurance provided by PMI Mortgage Insurance Co. down to 65% LTV.

 Group II:           $625 million senior/subordinate structure with [72.75%] of loans covered by mortgage insurance provided by PMI
                     Mortgage Insurance Co. down to 65% LTV.

 Rating Agencies:    Moody's, Standard & Poor's and Fitch


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




                                   TERM SHEET

                                  JUNE 6, 2001

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                           RASC SERIES 2001-KS2 TRUST


                                 $1,525,000,000

                                  (APPROXIMATE)

                               SUBJECT TO REVISION




--------------- --------------- ------------------------ ---------- ------------- ---------------- -------------
                                        RATINGS                         BOND                        EXP FINAL
CLASS              AMOUNT ($)    (S&P /MOODY'S/FITCH)    WAL1           TYPE          COUPON        MATURITY1
--------------- --------------- ------------------------ ---------- ------------- ---------------- -------------
   A-I-1        320,750,000           AAA/Aaa/AAA          0.98         SEQ        1M Libor + [       4/03
                                                                                        ]2
   A-I-2         53,500,000           AAA/Aaa/AAA          2.00         SEQ           Fixed2          8/03
   A-I-3        188,000,000           AAA/Aaa/AAA          3.00         SEQ           Fixed2          8/05
   A-I-4         84,250,000           AAA/Aaa/AAA          5.00         SEQ           Fixed2          7/07
   A-I-5         98,700,000           AAA/Aaa/AAA          8.10         SEQ           Fixed2,3        2/10
   A-I-6         82,800,000           AAA/Aaa/AAA          6.50         NAS           Fixed2          2/10
   M-I-1         27,000,000            AA/Aa2/AA           5.75         MEZ           Fixed2          2/10
   M-I-2         22,500,000             A/A2/A             5.75         MEZ           Fixed2          2/10
   M-I-3         22,500,000          BBB/Baa2/BBB          5.62         SUB           Fixed2          2/10

   A-II         568,750,000           AAA/Aaa/AAA          2.51       ARM PT       1M Libor + [       5/08
                                                                                      ] 3, 4
   M-II-1        23,437,500            AA/Aa2/AA           4.68         MEZ        1M Libor + [       5/08
                                                                                      ]3, 4
   M-II-2        20,312,500             A/A2/A             4.65         MEZ        1M Libor + [       5/08
                                                                                      ]3, 4
   M-II-3        12,500,000          BBB/Baa2/BBB          4.06         SUB        1M Libor + [       5/08
                                                                                      ]3, 4
--------------- --------------- ------------------------ ---------- ------------- ---------------- -------------

1 The Loan Group I Certificates will be priced at 23% HEP (2.3% - 23% CPR Ramp over 10 months) while the Loan Group II Certificates will be priced at 28% CPR. Assumes 10% call by group.

2    Preliminary, subject to the Group I Maximum Rate.

3 If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class A-I-5 Certificate will increase by 50 bps per annum, the margin on the Class A-II Certificate will increase to 2x its original margin, and the margins on the Class M-II-1, Class M-II-2 and Class M-II-3 Certificates will increase to 1.5x their related original margins.

4    Subject to the Group II Maximum Rate.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




ISSUER:                      RASC Series 2001-KS2 Trust

TITLE OF OFFERED CERTIFICATES:      RASC Series 2001-KS2 Trust consisting of:
                             A-I-1, A-I-2, A-I-3, A-I-4, A-I-5, A-I-6
                             M-I-1, M-I-2
                             M-I-3
                              (the "Loan Group I Certificates")

                                       and

                             A-II
                             M-II-1, M-II-2
                             M-II-3
                              (the "Loan Group II Certificates")


UNDERWRITERS:                J.P. Morgan Securities Inc., Bear, Stearns & Co. Inc., Residential
                             Funding Securities Corporation, Salomon Smith Barney Inc.

DEPOSITOR:                   Residential Asset Securities Corporation

MASTER SERVICER:             Residential Funding Corporation will be Master Servicer on 100% of the loans.

SUBSERVICER:                 Primary  servicing  will be  provided  by  HomeComings  Financial  Network,
                             Inc., a wholly owned  subsidiary of  Residential  Funding,  with respect to approximately  89.05%  of the Loan  Group I Loans  and  87.79%  of the Loan
                             Group II Loans.

TRUSTEE:                     Bank One, National Association

MORTGAGE INSURER:            PMI Mortgage Insurance Co.

STATISTICAL CALCULATION DATE:       June 1, 2001

CUT-OFF DATE:                June 1, 2001

PRICING DATE:                On or about June 8, 2001

CLOSING DATE:                On or about June 28, 2001

DISTRIBUTION DATES:          Distribution  of principal  and interest on the  certificates  will be made on the 25th day of each  month or, if such day is not a  business  day,  on the first business day thereafter commencing in July 2001.

FORM OF CERTIFICATES:        The certificates will be available in book-entry form through DTC.

MINIMUM DENOMINATIONS:       $25,000 and integral multiples of $1 in excess thereof.

ERISA                        CONSIDERATIONS:  The offered  certificates  will be
                             ERISA  eligible  as of the Closing  Date.  However,
                             investors  should  consult with their  counsel with
                             respect  to the  consequences  under  ERISA and the
                             Internal   Revenue   Code   of  an   ERISA   Plan's
                             acquisition and ownership of such Certificates.

________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       4

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





LEGAL INVESTMENT:            The  Certificates  will not constitute  "mortgage-related  securities"  for
                                                     ---
                             purposes of the Secondary Mortgage Market Enhancement Act of 1984.


TAX STATUS:                  The Trust will be  established  as one or more  REMICs for  federal  income tax purposes.


MORTGAGE LOANS:              The mortgage pool will consist of mortgage  loans  ("Mortgage  Loans") that will be divided into Loan Group I which will consist  solely of  fixed-rate subprime  home  equity  loans  secured by first liens  (97.74%)  and second liens  (2.26%)  on  mortgaged  properties,  and Loan  Group  II which  will consist of  adjustable-rate  subprime  home  equity  loans  secured by 100%
                             first liens on mortgaged properties.


OPTIONAL TERMINATION: On any distribution date on which the aggregate outstanding principal balance of the mortgage loans as of the related determination date in a loan group is less than 10% of their principal balance as of the cut-off date, the master servicer will have the option to purchase from the trust all remaining mortgage loans in that loan group causing an early retirement of the related certificates.

ADMINISTRATIVE               FEES: The  Subservicer  and Master Servicer will be
                             paid monthly fees on the stated  principal  balance
                             of the Mortgage Loans. The Mortgage Insurer will be
                             paid monthly fees on the stated  principal  balance
                             of  the  insured   Mortgage  Loans   (approximately
                             [65.28%] of all of the Mortgage Loans - [60.11%] of
                             the Loan Group I Mortgage Loans and [72.75%] of the
                             Loan Group II Mortgage Loans).

                             The  fees  aggregate  to  a  weighted   average  of
                             approximately  [85.62]  basis  points  for the Loan
                             Group I Mortgage  Loans and a  weighted  average of
                             approximately  [106.24]  basis  points for the Loan
                             Group II Mortgage Loans.


________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       5

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




                              CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:          1) Mortgage Insurance
                             2) Excess interest
                             3) Over-Collateralization
                             4) Cross-Collateralization
                             5) Subordination

MORTGAGE INSURANCE:          As of the  Cut-Off  Date,  approximately  [65.28%]  of the  Mortgage  Loans
                             ([60.11%]  of the Loan  Group I  Mortgage  Loans and  [72.75%]  of the Loan
                             Group  II  Mortgage  Loans)  will  be  covered  by a  lender-paid  mortgage insurance  policy  issued by PMI Mortgage  Insurance  Co. For each of these
                             Mortgage  Loans,  PMI  Mortgage   Insurance  Co.  will  provide   insurance
                             coverage  down  to 65% of  the  value  of  the  related  mortgage  property subject to exclusions  and  limitations in the mortgage  insurance  policy.
                             For each covered  Mortgage Loan,  The  Murrayhill  Company will be the loss mitigation advisor and will be paid a fee by the Mortgage Insurer.

EXCESS INTEREST:             Excess  interest  cashflows  from each  group will be  available  as credit enhancement for the related group.

OVER-COLLATERALIZATION:      The  over-collateralization  ("O/C") provisions are intended to provide for the  limited  acceleration  of  the  senior  Certificates  relative  to the amortization  of the related loan group,  generally  until the required O/C levels are  reached.  Accelerated  amortization  is  achieved  by  applying certain  excess  interest  collected  on each loan group to the  payment of
                             principal   on  the  related   senior   Certificates,   resulting   in  the
                             accumulation  of  O/C.  By  paying  down  the  principal   balance  of  the
                             certificates  faster than the  principal  amortization  of the related loan group,  an  over-collateralization  amount  equal  to  the  excess  of  the aggregate  unpaid  principal  balance  of the  related  loan group over the
                             principal   balance  of  the  related   Certificates  is  created.   Excess
                             interest  will be directed to build each loan  group's O/C amount until the respective  loan group  reaches its required  O/C target.  Upon this event, the  acceleration  feature will cease unless it is once again  necessary to
                             maintain  the  required  O/C  level.   For  purposes  of  applying   excess
                             interest to build each group's O/C amount,  excess  interest  will begin to be applied on the eleventh Distribution Date (May 2002).

                             LOAN GROUP I O/C

                             Initial:               0.00%                       Target: 1.25% of
                             original balance
                             Stepdown:         2.50% of current balance         Floor:   0.50% of
original balance

                             Excess interest will begin to be applied on the eleventh Distribution
                             Date (May 2002)

                                (PRELIMINARY AND SUBJECT TO REVISION)

                             LOAN GROUP II O/C

                             Initial:                0.00%                      Target: 0.50% of original balance
                             Stepdown:          1.00% of current balance        Floor:   0.50% of original balance

                             Excess interest will begin to be applied on the eleventh Distribution
                             Date (May 2002)

                                (PRELIMINARY AND SUBJECT TO REVISION)
CROSS-
COLLATERALIZATION:           The  trust  provides  for   cross-collateralization
                             through   the   application   of  excess   interest
                             generated by one loan group to fund  shortfalls  in
                             available  funds and the  required  level of O/C in
                             the other loan group.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________



                        LOAN GROUP I - FIXED

LOAN GROUP I  (FIXED) SUBORDINATION1:              (S&P/Moody's/Fitch)  LOAN GROUP I (Subordination)
                                                                        ----------------------------

                             Class A-I             (AAA /Aaa/AAA)           9.25%
                             Class M-I-1           (AA/Aa2/AA)              6.25%
                             Class M-I-2           (A/A2/A)                 3.75%
                             Class M-I-3           (BBB/Baa2/BBB)           1.25%


                      (PRELIMINARY AND SUBJECT TO REVISION)


LOAN GROUP I  (FIXED) CLASS SIZES1:                (S&P/Moody's/Fitch)  LOAN GROUP I (Class Sizes)
                                                                        --------------------------

                             Class A-I             (AAA/Aaa/AAA)        92.00%
                             Class M-I-1           (AA/Aa2/AA)            3.00%
                             Class M-I-2           (A/A2/A)               2.50%
                             Class M-I-3           (BBB/Baa2/BBB)         2.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)




                               LOAN GROUP II - ARM

LOAN GROUP II (ARM) SUBORDINATION1:                (S&P/Moody's/Fitch)  LOAN GROUP II
                                                                        --------------
                                                   (Subordination)

                             Class A-II            (AAA/Aaa/AAA)          9.50%
                             Class M-II-1          (AA/Aa2/AA)            5.75%
                             Class M-II-2          (A/A2/A)               2.50%
                             Class M-II-3          (BBB/Baa2/BBB)         0.50%


                      (PRELIMINARY AND SUBJECT TO REVISION)


LOAN GROUP II (ARM) CLASS SIZES1:                  (S&P/Moody's/Fitch)  LOAN GROUP II (Class Sizes)
                                                                        ---------------------------

                             Class A-II            (AAA/Aaa/AAA)        91.00%
                             Class M-II-1          (AA/Aa2/AA)            3.75%
                             Class M-II-2          (A/A2/A)               3.25%
                             Class M-II-3          (BBB/Baa2/BBB)         2.00%


                      (PRELIMINARY AND SUBJECT TO REVISION)
______________
1 The subordination percentages assume that the target over-collateralization levels of 1.25% for Loan Group I and 0.50% for Loan Group II have been achieved. There will be no over-collaterization as of the Closing Date, and for purposes of applying excess interest to build each Loan Group's O/C amount, excess interest will begin to be applied on the eleventh Distribution Date (May 2002)

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________


SUBORDINATION                LIMITATIONS:   Subordination  will  cover  realized
                             losses on each Loan Group that are defaulted mortgage losses, fraud losses and special hazard losses, subject to the limitations set forth below.

                             Any Excess Special Hazard Losses, Excess Fraud Losses, Extraordinary Losses (realized losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks), or other losses of a type not covered by Subordination (collectively, 'Excess Losses') with respect to each Loan Group will be allocated to the respective Loan Group Certificates on a pro rata basis.

                             The Special Hazard Amount initially will be [$9,000,000] for Loan Group I and [$6,250,000] for
                             Loan Group II. As of any date of determination following the cut-off date and with respect to either loan group, the Special Hazard Amount shall equal the respective initial Special Hazard Amount, in each case less the sum of (A) any amounts allocated through subordination in respect of Special Hazard Losses with respect to that loan group and (B) the related adjustment amount. The adjustment amount for each loan group will be equal to an amount calculated pursuant to the terms of the pooling and servicing agreement.

                             The Fraud Loss Amount initially will be [$27,000,000] for Loan Group I and [$18,750,000]
                             for Loan Group II. As of any date of determination after the cut-off date and with respect to either loan group, the related Fraud Loss Amount shall equal:

                             (i) prior to the first anniversary of the cut-off date an amount equal to 3.00% of the aggregate principal balance of all of the mortgage loans in the related loan group as of the cut-off date minus the aggregate amounts allocated through subordination with respect to Fraud Losses with respect to such loan group up to such date of determination; (ii) from the first to the second anniversary of the cut-off date, an amount equal to
                             (1) the lesser of (a) the Fraud Loss Amount for that loan group as of the most recent anniversary of the cut-off date and (b) 2.00% of the aggregate principal balance of all of the mortgage loans in the related loan group as of the most recent anniversary of the cut-off date minus (2) the aggregate amount allocated through subordination with respect to Fraud Losses with respect to that loan group since the most recent anniversary of the cut-off date up to such date of determination;
                             (iii) from the second to the fifth anniversary of the cut-off date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount for that loan group as of the most recent anniversary of the cut-off date and (b) 1.00% of the aggregate principal balance of all of the mortgage loans in the related loan group as of the most recent anniversary of the cut-off date minus (2) the aggregate amount allocated through subordination with respect to Fraud Losses with respect to that loan group since the most recent anniversary of the cut-off date up to the date of determination. (iv) on and after the fifth anniversary of the cut-off date each Fraud Loss Amount shall be zero and Fraud Losses shall not be allocated through subordination.



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                                  LOAN GROUP I


MORTGAGE LOANS:              Fixed-rate, sub-prime Mortgage Loans

TOTAL GROUP SIZE *:          $900,000,000

PREPAYMENT
ASSUMPTION:                  23% HEP (2.3% - 23% CPR Ramp over 10 months)

GROUPI MAXIMUM  RATE:  The  pass-through  rate of each class of the Loan Group I
     Certificates will be subject to a cap equal to the weighted average of the net mortgage rates on the Group I Loans as of the due date immediately preceding the related due period. This rate cap is referred to as the Group I Maximum Rate. Any interest shortfall due to the Group I Maximum Rate will not be reimbursed.

INTEREST ACCRUAL: For the Class A-I-1 Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all Loan Group I Certificates except the Class A-I-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY: For Class A-I-1, 0 days. For all other Loan Group I Certificates,
     24 days.

INT. PMT.  BASIS:  For  Class  A-I-1,  actual/360.  For all other  Loan  Group I
     Certificates, 30/360.

COUPON STEP UP: If the 10% clean-up call for the Loan Group I Certificates is not exercised on the first distribution date on which it is exercisable, the pass-through rate on the Class A-I-5 Certificates will increase by 50 bps per annum.



* The mortgage pool as of the Closing Date will include approximately [$8,169,018] of fixed-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date, and will also be available in the Prospectus Supplement.









________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                            LOAN GROUP I CERTIFICATES



                      CLASS         CLASS     CLASS     CLASS     CLASS      CLASS     CLASS    CLASS      CLASS
                      A-I-1         A-I-2     A-I-3     A-I-4     A-I-5      A-I-6     M-I-1    M-I-2      M-I-3
                      ------------- --------- --------- --------- ---------- --------- -------- ---------- ----------
OFFER
SIZE ($)                 320,750,000 53,500,000188,000,00084,250,0098,700,000 82,800,00027,000,0022,500,000 22,500,000

EXPECTED RATINGS
MOODY'S                  Aaa         Aaa       Aaa        Aaa      Aaa        Aaa       Aa2      A2         Baa2
S&P                      AAA         AAA       AAA        AAA      AAA        AAA       AA        A         BBB
FITCH                    AAA         AAA       AAA        AAA      AAA        AAA       AA        A         BBB

COUPON                   1M Libor    Fixed1    Fixed1    Fixed1    Fixed1,2  Fixed1     Fixed1    Fixed1     Fixed1
                           + [
                           ]1

WEIGHTED AVERAGE LIFE    0.98        2.00      3.00      5.00      8.10      6.50       5.75       5.75       5.62
TO CALL (YRS) 3

WEIGHTED AVERAGE LIFE    0.98        2.00      3.00      5.00      10.24     6.64       6.23       6.10       5.69
TO MATURITY (YRS) 3

PAYMENT WINDOW           1-22/22     22-26/5   26-50/25  50-73/24  73-104/32 37-104/68  37-104/68 37-104/68  37-104/68
TO CALL (MOS.) 3

PAYMENT WINDOW           1-22/22     22-26/5   26-50/25  50-73/24  73-218/14637-212/176 37-159/12337-143/107 37-121/85
TO MATURITY (MOS.) 3

EXPECTED MATURITY TO     4/03        8/03      8/05      7/07      2/10      2/10       2/10      2/10       2/10
CALL 3

EXPECTED MATURITY TO     4/03        8/03      8/05      7/07      8/19      2/19       9/14       5/13       7/11
MATURITY 3

LAST SCHEDULED           3/18        10/20     3/27      2/29      6/31      10/30      6/31      6/31       6/31
DISTRIBUTION DATE 4, 5


(1)     Preliminary, subject to the Group I Maximum Rate.
(2) If the 10% cleanup call for Loan Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class A-I-5 Certificates will increase by 50 bps per annum.
(3)     The Loan Group I Certificates will be priced at 23% HEP.
(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.
(5) The Class A-I-5, Class M-I-1, Class M-I-2 and Class M-I-3 represents the last scheduled maturity date for the Loan Group I loans.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                                  LOAN GROUP II


MORTGAGE LOANS:              Adjustable-rate, sub-prime Mortgage Loans

TOTAL GROUP SIZE *:          $625,000,000

PREPAYMENT ASSUMPTION:       28% CPR

GROUPII MAXIMUM RATE: The pass-through rate of the Loan Group II Certificates will be subject to the "Group II Maximum Rate" which is the weighted average of the net mortgage rates on the Group II loans as of the date immediately preceding the related due period.

INTEREST ACCRUAL: For Loan Group II Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

PAYMENT DELAY:               0 days

INT. PMT. BASIS:             Actual/360

GROUPII BASIS RISK SHORTFALL: If on any Distribution Date the pass-through rate is limited by the Group II Maximum Rate, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Group II Maximum Rate and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid. Such reimbursement will only come from interest on the Loan Group II loans and will be paid only on a subordinated basis. No such Group II Basis Risk Shortfall will be paid once the Loan Group II Certificate principal balance has been reduced to zero.

COUPON STEP UP: If the 10% clean-up call for the Loan Group II Certificates is not exercised on the first distribution date on which it is exercisable,
     (i) the margin on the Class A-II Certificate will increase to 2x the Class A-II original margin, and (ii) the margins on the Class M-II-1, M-II-2 and Class M-II-3 Certificates will increase to 1.5x their related original margins.


* The mortgage pool as of the Closing Date will include approximately [$8,708,203] of adjustable-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date, and will also be available in the Prospectus Supplement.





________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                           LOAN GROUP II CERTIFICATES



                              CLASS                CLASS                CLASS               CLASS
                              A-II                 M-II-1               M-II-2              M-II-3
  --------------------------- -------------------- -------------------- ------------------- --------------------

  OFFER
  SIZE ($)                    568,750,000          23,437,500           20,312,500          12,500,000

  EXPECTED RATINGS
  MOODY'S                     Aaa                  Aa2                  A2                  Baa2
  S&P                         AAA                  AA                   A                   BBB
  FITCH                       AAA                  AA                   A                   BBB

  COUPON                      1M Libor + [   ]     1M Libor + [   ]     1M Libor + [   ]    1M Libor + [   ]
                              1,2                  1,3                  1,3                 1,3

  WEIGHTED AVERAGE LIFE TO    2.51                 4.68                 4.65                4.06
  CALL (YRS) 4

  WEIGHTED AVERAGE LIFE TO    2.74                 5.07                 4.86                4.06
  MATURITY (YRS) 4

  PAYMENT WINDOW              1-83/83              38-83/46             37-83/47            37-83/47
  TO CALL (MOS.) 4

  PAYMENT WINDOW              1-186/186            38-130/93            37-112/76           37-83/47
  TO MATURITY (MOS.) 4

  EXPECTED MATURITY TO        5/08                 5/08                 5/08                5/08
  CALL 4

  EXPECTED MATURITY TO        12/16                4/12                 10/10               5/08
  MATURITY 4

  LAST SCHEDULED              6/31                 6/31                 6/31                6/31
  DISTRIBUTION DATE 5, 6




(1)     Subject to the Group II Maximum Rate.
(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class A-II Certificate will increase to 2x its original margin.
(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class M-II-1, Class M-II-2 and Class M-II-3 Certificates will increase to 1.5x their related original margins.

(4)  The Loan Group II Certificates will be priced at 28% CPR.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

(6)  Represents the last scheduled maturity date for the Loan Group II loans.


________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       12


                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




                               CASH FLOW PRIORITY




                            LOAN GROUP I CERTIFICATES

1.      Repayment of any unrecoverable, unreimbursed Servicer advances.
2.      Master Servicer Fees, Subservicer Fees, and Mortgage Insurer Fees.
3. Loan Group I available interest funds, as follows: monthly interest, including any accrued unpaid interest from a prior Distribution Date to the Class A-I Certificates, on a pro-rata basis, then monthly interest, including any accrued unpaid interest from a prior Distribution Date to the Class M-I-1 Certificates, then to the Class M-I-2 Certificates and then to the Class M-I-3 Certificates in a similar manner.
4. Loan Group I available principal funds, as follows: monthly principal sequentially to the Class A-I Certificates as described under "PRINCIPAL
        PAYDOWN", then monthly principal to the Class M-I-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class
        M-I-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class M-I-3 Certificates as described under "PRINCIPAL PAYDOWN".
5. Excess Loan Group I interest to Loan Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to replenish O/C to the required level if necessary.

6. Excess Loan Group I interest to pay Loan Group I subordinate principal shortfalls.

7.   Excess Loan Group I interest  to pay certain  amounts for the Loan Group II
     Certificates as described in the Prospectus Supplement.

8. Any remaining Loan Group I amount is paid in accordance with the Pooling and Servicing Agreement.

                      (PRELIMINARY AND SUBJECT TO REVISION)


                           LOAN GROUP II CERTIFICATES

1.      Repayment of any unrecoverable, unreimbursed Servicer advances.
2.      Master Servicer Fees, Subservicer Fees, and Mortgage Insurer Fees.
3. Loan Group II available interest funds, as follows: monthly interest, including any accrued unpaid interest from a prior Distribution Date to the Class A-II Certificates, then monthly interest, including any accrued unpaid interest from a prior Distribution Date to the Class
        M-II-1 Certificates, then to the Class M-II-2 Certificates and then to the Class M-II-3 Certificates in a similar manner.
4. Loan Group II available principal funds, as follows: monthly principal to the Class A-II Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-II-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-II-2
        Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class M-II-3 Certificates as described under "PRINCIPAL
        PAYDOWN".
5. Excess Loan Group II interest to Loan Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to replenish O/C to the required level if necessary.

6. Excess Loan Group II interest to pay Loan Group II subordinate principal shortfalls.

7.   Excess Loan Group II  interest to pay certain  amounts for the Loan Group I
     Certificates as described in the Prospectus Supplement.

8. Excess Loan Group II interest to pay any Group II Basis Risk Shortfall resulting from the imposition of the Group II Maximum Rate.

9. Any remaining Loan Group II amount is paid in accordance with the Pooling and Servicing Agreement.

                      (PRELIMINARY AND SUBJECT TO REVISION)


________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       13

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                                PRINCIPAL PAYDOWN

CLASS A-I-6 LOCKOUT DISTRIBUTION AMOUNT: THE PRODUCT OF (I) THE APPLICABLE CLASS
A-I-6  LOCKOUT  PERCENTAGE,  (II) A  FRACTION,  THE  NUMERATOR  OF  WHICH IS THE
OUTSTANDING   PRINCIPAL  BALANCE  OF  THE  CLASS  A-I-6   CERTIFICATES  AND  THE
DENOMINATOR OF WHICH IS THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL CLASS
A-I CERTIFICATES (IN EACH CASE IMMEDIATELY PRIOR TO SUCH DISTRIBUTION  DATE) AND
(III) THE LOAN GROUP I CLASS A PRINCIPAL CASHFLOW FOR SUCH DISTRIBUTION DATE.

               CLASS A-I-6 LOCKOUT PERCENTAGE

                July 2001 -- June 2004:       0%
                July 2004 -- June 2006:     45%
                July 2006 -- June 2007:     80%
                July 2007 -- June 2008:   100%
                July 2008 -- thereafter:    300%

                   (PRELIMINARY AND SUBJECT TO REVISION)

         IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

                             Loan Group I Certificates:

                                 1) To the Class A-I-6 Certificateholders -- the
                                    Class  A-I-6  Lockout   Distribution  Amount
                                    until  the  principal  balance  of the Class
                                    A-I-6 Certificate is reduced to zero.
                                 2) All remaining scheduled and unscheduled Loan
                                    Group I principal will be paid  sequentially
                                    to the Class A-I Certificates,  in numerical
                                    order  until the  principal  balance of each
                                    such Certificates is reduced to zero.

                                 If  the  aggregate  principal  balance  of  the
                                 subordinated   Loan  Group  I  Certificates  is
                                 reduced to zero,  distribution  of principal to
                                 the  Class A-I  Certificates  will be made on a
                                 pro rata basis,  and not in accordance with the
                                 above priorities.

                             Loan Group II Certificates:
                                 1) All scheduled and unscheduled  Loan Group II
                                    principal  will be paid  to the  Class  A-II
                                    Certificates until the principal balance thereof is reduced to zero.

                          (PRELIMINARY AND SUBJECT TO REVISION)

               IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

                             With respect to each Loan Group,  all  Certificates
                             will be entitled to receive  payments of principal,
                             in  the   following   order  of   priority:   first
                             sequentially  to the Class A  Certificates  (in the
                             same order of  priority as in the case prior to the
                             test   being   met),   second   to  the  Class  M-1
                             Certificates,  third to the Class M-2  Certificates
                             and fourth to the Class M-3 Certificates.

                             If the  Subordinate  Class  Principal  Distribution
                             Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.


                          (PRELIMINARY AND SUBJECT TO REVISION)


________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       14

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                         REQUIRED SUBORDINATION LEVELS*


                               Loan Group I                             Loan Group
                                                                        II

                               Class A-I              18.50%            Class A-II        19.00%
                               Class M-I-1            12.50%            Class M-II-1      11.50%
                               Class M-I-2              7.50%           Class M-II-2        5.00%
                               Class M-I-3              2.50%           Class M-II-3        1.00%

                                *Includes overcollateralization

                                              (PRELIMINARY AND SUBJECT TO REVISION)

                             THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

                    i)   The  Distribution  Date is on or after  the  July  2004
                         Distribution Date; and

                    ii)  The applicable Subordinate Class Principal Distribution
                         Date has occurred (as described below); and

                    iii) A Trigger  Event does not exist (a Trigger Event exists if the current  Senior  Enhancement  Percentage  is not
                         greater  than or  equal  to a  multiple  of the 3 month
                         rolling   average   60+  day   delinquency   percentage
                         (including  foreclosures  and REOs)  ([1.10x]  for Loan
                         Group I; [1.25x] for Loan Group II)).

                                    (PRELIMINARY AND SUBJECT TO REVISION)


               THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

                             For each loan group, the later of (i) the July 2004
                             Distribution  Date and (ii) the first  Distribution
                             Date on which  the  applicable  Senior  Enhancement
                             Percentage   (i.e.,  the  sum  of  the  outstanding
                             principal balance of the subordinate Certificates +
                             the  O/C  amount  for  the  applicable  loan  group
                             divided by the aggregate stated  principal  balance
                             of the  Mortgage  Loans  for such  loan  group)  is
                             greater  than or  equal  to the  applicable  Senior
                             Specified  Enhancement  Percentage (including O/C),
                             which is equal to, with respect to each group,  two
                             times  such  group's   initial  AAA   subordination
                             percentage.

                             Loan Group I Senior         Loan Group II Senior
                             Specified Enhancement       Specified Enhancement
                             Percentage:                 Percentage:
                             -------------------         -------------------
                             18.50%                      19.00%
                             Or                          Or
                             (8.00% + 1.25%)*2           (9.00% + 0.50%)*2

                                  (PRELIMINARY AND SUBJECT TO REVISION)


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




Prospectus: The Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


Further Information: Please call David Howard at (212) 834-5125, Anthony Hermann at (212) 834-5512, Fred Hubert at (212) 834-5170, Paul Park at (212)
     834-5033, Matt Whalen at (212) 834-5157, Jee Hong at (212) 834-5295,  Hantz
     Serrao at (212) 834-5384, Trina Wittman at (212) 834-5378, Seleena Baijnauth at (212) 834-5219, Alan Chan at (212) 834-5936, or Alice Chang at
     (212) 834-5018.



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




      RASC SERIES 2001-KS2 - MORTGAGE LOAN CHARACTERISTICS (GROUP I LOANS)

                                 SUMMARY REPORT


     Aggregate Outstanding Principal Balance                               $891,830,982
     Aggregate Original Principal Balance                                  $892,521,369
     Number of Mortgage Loans                                                    10,297

     Percent of Balloon Mortgage Loans                                           18.36%
     Percent of First Lien Loans                                                 97.74%
     Percent of Junior Lien Loans                                                 2.26%

                                                               MINIMUM          MAXIMUM            AVERAGE (1)
     Original Principal Balance                                 $3,250         $500,000                $86,678
     Outstanding Principal Balance                              $2,466         $500,000                $86,611

                                                               MINIMUM          MAXIMUM   WEIGHTED AVERAGE (2)
     Original Term to Maturity (mos)                                24              360                    309
     Remaining Term to Stated Maturity (mos)                        16              360                    307
     Loan Age (mos)                                                  0               40                      2

     Mortgage Rate                                              6.875%          17.990%                10.129%

     Original Loan-to-Value Ratio (3)                            8.00%          100.00%                 80.44%

     Credit Score (4)                                              445              814                    602


     Notes:
     (1) Sum of Principal Balance divided by total number of loans.
     (2) Weighted by Outstanding Principal Balance.
     (3) Using the combined loan-to-value ratio for the junior loans.
     (4) Minimum and weighting only for loans with scores.




________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                 CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

                                              NUMBER OF                                  PERCENT OF
             CREDIT SCORE RANGE            MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP I LOANS

             499 or Less                                 177              $16,196,081             1.82 %
             500 to 519                                  295               22,150,110             2.48
             520 to 539                                  695               50,176,049             5.63
             540 to 559                                1,028               77,070,650             8.64
             560 to 579                                1,469              122,556,778            13.74
             580 to 599                                1,465              125,945,676            14.12
             600 to 619                                1,799              159,394,759            17.87
             620 to 639                                1,325              123,883,022            13.89
             640 to 659                                  941               95,286,249            10.68
             660 to 679                                  508               47,791,888             5.36
             680 to 699                                  248               22,494,305             2.52
             700 to 719                                  122               11,633,703             1.30
             720 to 739                                   86                7,347,636             0.82
             740 to 759                                   47                4,458,419             0.50
             760 or Greater                               32                2,537,267             0.28
             Not Available (1)                            60                2,908,390             0.33
                                         -------          -- ------         --------- ----        ----
             TOTAL:                                   10,297            $891,830,982            100.00 %
                                                      ======            =============           ======

             (1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

             Credit Score Range is from: 445 to 814
             Weighted Average is: 602



                     ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

             ORIGINAL MORTGAGE LOAN           NUMBER OF                                  PERCENT OF
             PRINCIPAL BALANCE ($)         MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP I LOANS

             1 to 100,000                              7,284             $404,291,895            45.33 %
             100,001 to 200,000                        2,409              325,636,239            36.51
             200,001 to 300,000                          467              112,257,784            12.59
             300,001 to 400,000                          116               40,044,745             4.49
             400,001 to 500,000                           21                9,600,317             1.08
                                         -------          -- ------         --------- ----        ----
             TOTAL:                                   10,297            $891,830,982            100.00 %
                                                      ======            =============           ======


             Original Mortgage Loan Principal Balance Range is from: $3,250 to $500,000
             Average is: $86,678



________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       18

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                     NET MORTGAGE RATES OF THE GROUP I LOANS

                                              NUMBER OF                                  PERCENT OF
             NET MORTGAGE RATES (%)        MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP I LOANS

             5.500 to 5.999                                1               $  117,000             0.01 %
             6.000 to 6.499                                5                1,024,409             0.11
             6.500 to 6.999                               35                5,473,233             0.61
             7.000 to 7.499                              136               16,528,398             1.85
             7.500 to 7.999                              566               66,158,438             7.42
             8.000 to 8.499                            1,239              137,690,067            15.44
             8.500 to 8.999                            1,801              177,504,680            19.90
             9.000 to 9.499                            1,898              173,739,122            19.48
             9.500 to 9.999                            1,362              120,977,746            13.57
             10.000 to 10.499                          1,041               83,136,586             9.32
             10.500 to 10.999                            614               44,683,947             5.01
             11.000 to 11.499                            462               26,734,107             3.00
             11.500 to 11.999                            262               15,070,910             1.69
             12.000 to 12.499                            244                9,775,439             1.10
             12.500 to 12.999                             90                3,419,273             0.38
             13.000 to 13.499                            374                6,995,585             0.78
             13.500 to 13.999                             21                  391,578             0.04
             14.000 to 14.499                            105                1,755,274             0.20
             14.500 to 14.999                              1                   16,474             0.00
             15.000 to 15.499                             15                  222,390             0.02
             16.000 to 16.499                             24                  406,355             0.05
             17.000 to 17.499                              1                    9,970             0.00
                                         ----------        - -------------      ----- ----        ----
             TOTAL:                                   10,297            $891,830,982            100.00 %
                                                      ======            =============           ======


             The Net  Mortgage  Rate is the  Mortgage  Rate less fees for Master
             Servicing,   Subservicing,   and  lender-paid   mortgage  insurance
             provided by PMI  Mortgage  Insurance  Co. The fees  aggregate  to a weighted average of approximately [85.62] basis points for the Loan
             Group I Mortgage Loans.

             Mortgage Rates Range is from: 5.715% to 17.410%
             Weighted Average is: 9.273%



________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       19


                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




                       MORTGAGE RATES OF THE GROUP I LOANS

                                              NUMBER OF                                  PERCENT OF
             MORTGAGE RATES (%)            MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP I LOANS

             6.500 to 6.999                                1               $  117,000             0.01 %
             7.000 to 7.499                                8                1,281,333             0.14
             7.500 to 7.999                               65                9,494,723             1.06
             8.000 to 8.499                              173               20,569,040             2.31
             8.500 to 8.999                              928              104,724,480            11.74
             9.000 to 9.499                            1,006              107,497,809            12.05
             9.500 to 9.999                            2,174              208,738,420            23.41
             10.000 to 10.499                          1,333              121,500,203            13.62
             10.500 to 10.999                          1,666              146,856,510            16.47
             11.000 to 11.499                            909               72,118,851             8.09
             11.500 to 11.999                            732               51,171,486             5.74
             12.000 to 12.499                            305               17,984,759             2.02
             12.500 to 12.999                            337               15,022,065             1.68
             13.000 to 13.499                            104                4,237,276             0.48
             13.500 to 13.999                            383                7,477,888             0.84
             14.000 to 14.499                             26                  618,709             0.07
             14.500 to 14.999                            106                1,765,242             0.20
             15.000 to 15.499                              1                   16,474             0.00
             15.500 to 15.999                             15                  222,390             0.02
             16.500 to 16.999                             24                  406,355             0.05
             17.500 to 17.999                              1                    9,970             0.00
                                         ---------         - -------------      ----- ----        ----
             TOTAL:                                   10,297            $891,830,982            100.00 %
                                                      ======            =============           ======




             Mortgage Rates Range is from: 6.875% to 17.990%
             Weighted Average is: 10.129%



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS*

                                                NUMBER OF                                  PERCENT OF
            ORIGINAL LOAN-TO-VALUE RATIO      MORTGAGE LOANS       PRINCIPAL BALANCE     GROUP I LOANS
            (%)

            0.01 to 50.00                                   458            $ 25,724,224             2.88  %
            50.01 to 55.00                                  147               9,392,020             1.05
            55.01 to 60.00                                  274              19,979,095             2.24
            60.01 to 65.00                                  347              26,539,749             2.98
            65.01 to 70.00                                  623              46,031,468             5.16
            70.01 to 75.00                                1,075              90,189,355            10.11
            75.01 to 80.00                                2,409             227,987,667            25.56
            80.01 to 85.00                                1,907             189,766,509            21.28
            85.01 to 90.00                                2,026             202,347,429            22.69
            90.01 to 95.00                                  588              44,697,705             5.01
            95.01 to 100.00                                 443               9,175,760             1.03
                                           -----            --- ------        --------- -----       ----
            TOTAL:                                       10,297           $891,830,982            100.00  %
                                                         ======           =============           ======

            * With respect to the junior Group I Loans, this table was calculated using the combined loan-to-value ratio for such Group I
            Loans.

            Loan-to-Value Ratios Range is from: 8.00% to 100.00%
            Weighted Average is: 80.44%
            [60.11%] of the Group I Mortgage Loans are covered by lender-paid mortgage insurance from PMI Mortgage Insurance Co. down to 65% LTV.
            [2.73%] of the Group I Mortgage Loans are covered by borrower-paid mortgage insurance from various mortgage insurance providers down to various LTV levels. The adjusted LTV based on borrower-paid and lender-paid mortgage insurance for the Group I Mortgage Loans is [68.81%].

                  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS


                                               NUMBER OF                                      PERCENT OF
             STATE                          MORTGAGE LOANS         PRINCIPAL BALANCE        GROUP I LOANS

             Texas                                         985                $81,596,329               9.15  %
             Florida                                       894                 76,089,185               8.53
             California                                    389                 68,446,017               7.67
             Georgia                                       567                 57,669,546               6.47
             Michigan                                      673                 52,006,169               5.83
             Ohio                                          609                 44,918,850               5.04
             Tennessee                                     511                 35,387,980               3.97
             Alabama                                       517                 35,380,618               3.97
             North Carolina                                402                 35,132,188               3.94
             Illinois                                      397                 32,957,296               3.70
             Indiana                                       440                 28,960,341               3.25
             Other (1)                                   3,913                343,286,463              38.49
                                         --              ----- --             ----------- --           -----
             TOTAL:                                     10,297              $891,830,982              100.00  %
                                                        ======              =============             ======

             (1) Other  includes  states and the District of Columbia with under
             3%  concentrations  individually.  No more than 0.3% of the Group I
             Loans will be secured by  mortgaged  properties  located in any one zip code  area in  California  and no more than 0.3% of the Group I
             Loans will be secured by  mortgaged  properties  located in any one zip code area outside of California.
________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       21

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________


                   MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

                                              NUMBER OF                                  PERCENT OF
             LOAN PURPOSE                  MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP I LOANS

             Purchase                                  2,939             $243,658,489            27.32 %
             Rate/Term Refinance                         699               73,875,929             8.28
             Equity Refinance                          6,659              574,296,564            64.40
                                         --            ----- --           ----------- --         -----
             TOTAL:                                   10,297            $891,830,982            100.00 %
                                                      ======            =============           ======





                         MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS

                                              NUMBER OF                                  PERCENT OF
             DOCUMENTATION TYPE            MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP I LOANS

             Full Documentation                        8,654             $725,295,219            81.33 %
             Reduced Documentation                     1,643              166,535,763            18.67
                                         --            ----- --           ----------- --         -----
             TOTAL:                                   10,297            $891,830,982            100.00 %
                                                      ======            =============           ======




                      OCCUPANCY TYPES OF THE GROUP I LOANS

                                              NUMBER OF                                  PERCENT OF
             OCCUPANCY TYPE                MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP I LOANS

             Primary Residence                         8,982             $799,944,584            89.70 %
             Second/Vacation                              84                8,585,216             0.96
             Non Owner-occupied                        1,231               83,301,182             9.34
                                         --            ----- ----          ---------- ----        ----
             TOTAL:                                   10,297            $891,830,982            100.00 %
                                                      ======            =============           ======



________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       22

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




                  MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

                                                NUMBER OF                                  PERCENT OF
           PROPERTY TYPE                      MORTGAGE LOANS       PRINCIPAL BALANCE     GROUP I LOANS

           Single-family detached                         8,708            $737,337,768            82.68  %
           Planned Unit Developments                        511              67,294,001             7.55
           (detached)
           Two- to four-family units                        490              44,787,580             5.02
           Condo Low-Rise (less than 5                      203              15,794,454             1.77
           stories)
           Condo Mid-Rise (5 to 8 stories)                    7                 684,241             0.08
           Condo High-Rise (9 stories or                      7                 769,208             0.09
           more)
           Manufactured Home                                166               9,167,085             1.03
           Townhouse                                        117               8,191,541             0.92
           Townhouse (2 to 4 family units)                    8                 936,212             0.10
           Planned Unit Developments                         76               6,547,208             0.73
           (attached)
           Leasehold                                          4                 321,684             0.04
                                           ---------          - ---------       ------- ----        ----
           TOTAL:                                        10,297           $891,830,982            100.00  %
                                                         ======           =============           ======

                       CREDIT GRADES OF THE GROUP I LOANS

                                                NUMBER OF                                  PERCENT OF
           CREDIT GRADE                       MORTGAGE LOANS       PRINCIPAL BALANCE     GROUP I LOANS

           A4                                             2,960            $297,188,678            33.32  %
           AX                                             2,779             234,202,640            26.26
           AM                                             2,145             179,505,491            20.13
           B                                              1,703             132,759,100            14.89
           C                                                452              32,423,441             3.64
           CM                                               258              15,751,632             1.77
                                           -----            --- ----         ---------- ----        ----
           TOTAL:                                        10,297           $891,830,982            100.00  %
                                                         ======           =============           ======

                  PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS


                                                NUMBER OF                                  PERCENT OF
             PREPAYMENT PENALTY TERM          MORTGAGE LOANS       PRINCIPAL BALANCE     GROUP I LOANS

             None                                         3,378            $271,047,317            30.39  %
             12 Months                                      424              57,031,283             6.39
             24 Months                                      255              27,687,767             3.10
             36 Months                                    4,197             367,855,438            41.25
             48 Months                                       21               2,636,409             0.30
             60 Months                                    1,977             161,393,619            18.10
             Other (1)                                       45               4,179,148             0.47
                                           -------           -- ------        --------- -----       ----
             TOTAL:                                      10,297           $891,830,982            100.00  %
                                                         ======           =============           ======

             (1) Not more than 60 Months.



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                     RASC SERIES 2001-KS2 - MORTGAGE LOAN CHARACTERISTICS (GROUP II LOANS)

                                                SUMMARY REPORT


   Aggregate Outstanding Principal Balance                                  $616,291,797
   Aggregate Original Principal Balance                                     $616,977,569
   Number of Mortgage Loans                                                        5,263

   Percent of First Lien Loans                                                   100.00%

                                                                MINIMUM          MAXIMUM            AVERAGE (1)
   Original Principal Balance                                   $16,600       $1,737,000               $117,229
   Outstanding Principal Balance                                $16,584       $1,733,888               $117,099

                                                                MINIMUM          MAXIMUM   WEIGHTED AVERAGE (2)
   Original Term to Maturity (mos)                                  360              360                    360
   Remaining Term to Stated Maturity (mos)                          316              360                    358
   Loan Age (mos)                                                     0               44                      2

   Mortgage Rate                                                 6.500%          14.950%                10.080%
   Initial Interest Rate Cap                                     1.000%           8.500%                 2.717%
   Periodic Rate Cap                                             1.000%           3.000%                 1.162%
   Note Margin                                                   2.330%          11.900%                 6.668%
   Maximum Mortgage Rate                                        12.750%          21.499%                16.527%
   Minimum Mortgage Rate                                         2.750%          14.950%                 9.613%

   Months to Next Interest Rate Adjustment                            2               36                     25
   Date

   Original Loan-to-Value Ratio                                  11.00%           95.00%                 81.61%

   Credit Score (3)                                                 442              799                    600



   Notes:
   (1) Sum of Principal Balance divided by total number of loans.
   (2) Weighted by Outstanding Principal
   Balance.
   (3) Minimum and weighting only for loans with scores.


________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________



                 CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS

                                              NUMBER OF                                  PERCENT OF
             CREDIT SCORE RANGE            MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             499 or Less                                  47              $ 4,593,256             0.75 %
             500 to 519                                  170               17,598,056             2.86
             520 to 539                                  412               45,221,424             7.34
             540 to 559                                  626               68,426,333            11.10
             560 to 579                                  772               85,489,495            13.87
             580 to 599                                  797               92,545,892            15.02
             600 to 619                                  824               99,869,288            16.20
             620 to 639                                  659               80,520,911            13.07
             640 to 659                                  395               51,838,964             8.41
             660 to 679                                  234               30,049,650             4.88
             680 to 699                                  129               16,525,137             2.68
             700 to 719                                   83                9,627,878             1.56
             720 to 739                                   42                5,589,868             0.91
             740 to 759                                   23                3,151,149             0.51
             760 or Greater                               22                3,182,855             0.52
             Not Available (1)                            28                2,061,643             0.33
                                         -----            -- ------         --------- -----       ----
             TOTAL:                                    5,263            $616,291,797            100.00 %
                                                       =====            =============           ======

             (1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

             Credit Score Range is from: 442 to 799
             Weighted Average is: 600


                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS



             ORIGINAL MORTGAGE LOAN           NUMBER OF                                  PERCENT OF
             PRINCIPAL BALANCE ($)         MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             1 to 100,000                              2,694             $177,965,104            28.88 %
             100,001 to 200,000                        1,954              268,209,202            43.52
             200,001 to 300,000                          440              106,610,211            17.30
             300,001 to 400,000                          156               53,461,186             8.67
             400,001 to 500,000                           16                7,201,124             1.17
             500,001 to 600,000                            2                1,111,083             0.18
             600,001 or Greater                            1                1,733,888             0.28
                                         -------           - ------         --------- ----        ----
             TOTAL:                                    5,263            $616,291,797            100.00 %
                                                       =====            =============           ======

             Original Mortgage Loan Principal Balance Range is from: $16,600 to $1,737,000
             Average is: $117,229

________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       25

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________

                    NET MORTGAGE RATES OF THE GROUP II LOANS

                                              NUMBER OF                                  PERCENT OF
             NET MORTGAGE RATES (%)        MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             5.500 to 5.999                                2               $  274,165             0.04 %
             6.000 to 6.499                               11                1,888,897             0.31
             6.500 to 6.999                               62               10,730,372             1.74
             7.000 to 7.499                              203               32,085,042             5.21
             7.500 to 7.999                              409               57,391,184             9.31
             8.000 to 8.499                              724              101,242,117            16.43
             8.500 to 8.999                              907              109,250,245            17.73
             9.000 to 9.499                              955              111,782,211            18.14
             9.500 to 9.999                              762               78,828,667            12.79
             10.000 to 10.499                            591               58,416,518             9.48
             10.500 to 10.999                            318               29,114,426             4.72
             11.000 to 11.499                            185               15,262,387             2.48
             11.500 to 11.999                             73                5,695,954             0.92
             12.000 to 12.499                             43                3,057,186             0.50
             12.500 to 12.999                              8                  773,400             0.13
             13.000 to 13.499                              7                  352,424             0.06
             13.500 to 13.999                              2                  112,101             0.02
             14.000 to 14.499                              1                   34,500             0.01
                                         --------          - -----------       ------ ----        ----
             TOTAL:                                    5,263            $616,291,797            100.00 %
                                                       =====            =============           ======

             The Net  Mortgage  Rate is the  Mortgage  Rate less fees for Master
             Servicing,   Subservicing,   and  lender-paid   mortgage  insurance
             provided by PMI  Mortgage  Insurance  Co. The fees  aggregate  to a weighted  average of  approximately  [106.24]  basis points for the
             Loan Group II Mortgage Loans.

             Net Mortgage Rates Range is from: 5.750% to 14.370%
             Weighted Average is 9.018%



________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       26

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                      MORTGAGE RATES OF THE GROUP II LOANS

                                              NUMBER OF                                  PERCENT OF
             MORTGAGE RATES (%)            MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             6.500 to 6.999                                2               $  494,581             0.08 %
             7.000 to 7.499                                2                  353,871             0.06
             7.500 to 7.999                               82               13,672,628             2.22
             8.000 to 8.499                              126               18,613,505             3.02
             8.500 to 8.999                              495               72,724,023            11.80
             9.000 to 9.499                              493               65,797,791            10.68
             9.500 to 9.999                            1,034              133,115,467            21.60
             10.000 to 10.499                            765               86,065,985            13.97
             10.500 to 10.999                          1,037              114,033,772            18.50
             11.000 to 11.499                            546               53,875,028             8.74
             11.500 to 11.999                            439               38,720,230             6.28
             12.000 to 12.499                            126               10,272,286             1.67
             12.500 to 12.999                             84                6,161,625             1.00
             13.000 to 13.499                             18                1,523,050             0.25
             13.500 to 13.999                             11                  721,355             0.12
             14.000 to 14.499                              2                  112,101             0.02
             14.500 to 14.999                              1                   34,500             0.01
                                         -------           - -----------       ------ ----        ----
             TOTAL:                                    5,263            $616,291,797            100.00 %
                                                       =====            =============           ======

             Mortgage Rates Range is from: 6.500% to 14.950%
             Weighted Average is 10.080%

________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       27

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS

                                                NUMBER OF                                  PERCENT OF
            ORIGINAL LOAN-TO-VALUE RATIO      MORTGAGE LOANS       PRINCIPAL BALANCE     GROUP II LOANS
            (%)

            0.01 to 50.00                                   121              $8,804,702             1.43  %
            50.01 to 55.00                                   35               3,754,573             0.61
            55.01 to 60.00                                   92               9,226,110             1.50
            60.01 to 65.00                                  100              11,253,671             1.83
            65.01 to 70.00                                  305              32,934,744             5.34
            70.01 to 75.00                                  496              53,074,228             8.61
            75.01 to 80.00                                1,608             192,608,840            31.25
            80.01 to 85.00                                1,048             119,750,959            19.43
            85.01 to 90.00                                1,249             158,678,151            25.75
            90.01 to 95.00                                  209              26,205,818             4.25
                                           ----             --- ----         ---------- ----        ----
            TOTAL:                                        5,263           $616,291,797            100.00  %
                                                          =====           =============           ======

            Loan-to-Value Ratios Range is from: 11.00% to 95.00%
            Weighted Average is 81.61%
            [72.75%] of the Group II Mortgage Loans are covered by lender-paid mortgage insurance from PMI Mortgage Insurance Co. down to 65% LTV.
            [0.44%] of the Group I Mortgage Loans are covered by borrower-paid mortgage insurance from various mortgage insurance providers down to various LTV levels. The adjusted LTV based on borrower-paid and lender-paid mortgage insurance for the Group II Mortgage Loans is [68.06%].


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS

                                              NUMBER OF                                  PERCENT OF
             STATE                         MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             California                                  524             $102,933,135            16.70 %
             Michigan                                    534               51,109,204             8.29
             Illinois                                    372               42,288,141             6.86
             Texas                                       327               39,851,125             6.47
             Ohio                                        366               30,278,976             4.91
             Georgia                                     232               28,322,310             4.60
             Florida                                     239               26,066,480             4.23
             Colorado                                    144               23,147,214             3.76
             Arizona                                     183               22,836,835             3.71
             Minnesota                                   175               22,095,569             3.59
             Washington                                  133               19,114,787             3.10
             Other (1)                                 2,034              208,248,021            33.79
                                                       ----- --           ----------- --         -----
             TOTAL:                                    5,263            $616,291,797            100.00 %
                                                       =====            =============           ======

             (1) Other includes states and the District of Columbia with under 3% concentrations individually.

             No more than 0.6% of the Group II Loans will be secured by mortgaged properties located in any one zip code area in California and no more than 0.3% of the Group II Loans will be secured by mortgaged properties located in any one zip code area outside of California.

________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                       28

                                                   COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________


                   MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS

                                              NUMBER OF                                  PERCENT OF
             LOAN PURPOSE                  MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             Purchase                                  2,293             $265,091,676            43.01 %
             Rate/Term Refinance                         396               50,908,197             8.26
             Equity Refinance                          2,574              300,291,924            48.73
                                                       ----- --           ----------- ---        -----
             TOTAL:                                    5,263            $616,291,797            100.00 %
                                                       =====            =============           ======





                        MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS


                                              NUMBER OF                                  PERCENT OF
             DOCUMENTATION TYPE            MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             Full Documentation                        4,511             $518,132,597            84.07 %
             Reduced Documentation                       752               98,159,201            15.93
                                         ---             --- ----          ---------- --         -----
             TOTAL:                                    5,263            $616,291,797            100.00 %
                                                       =====            =============           ======






                      OCCUPANCY TYPES OF THE GROUP II LOANS

                                              NUMBER OF                                  PERCENT OF
             OCCUPANCY TYPE                MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             Primary Residence                         4,809             $580,431,423            94.18 %
             Second/Vacation                              30                3,345,706             0.54
             Non Owner-occupied                          424               32,514,668             5.28
                                         ---             --- ----          ---------- ----        ----
             TOTAL:                                    5,263            $616,291,797            100.00 %
                                                       =====            =============           ======



________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       29

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




                 MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS

                                                NUMBER OF                                  PERCENT OF
           PROPERTY TYPE                      MORTGAGE LOANS       PRINCIPAL BALANCE     GROUP II LOANS

           Single-family detached                         4,343            $491,958,948            79.83  %
           Planned Unit Developments                        339              60,493,059             9.82
           (detached)
           Two- to four-family units                        262              29,624,013             4.81
           Condo Low-Rise (less than 5                      163              18,453,234             2.99
           stories)
           Condo Mid-Rise (5 to 8 stories)                    3                 454,155             0.07
           Manufactured Home                                 37               2,664,649             0.43
           Townhouse                                         45               4,699,822             0.76
           Townhouse (2 to 4 family units)                    2                 204,782             0.03
           Planned Unit Developments                         68               7,658,558             1.24
           (attached)
           Leasehold                                          1                  80,578             0.01
                                           -------            - -----------      ------ ----        ----
           TOTAL:                                         5,263           $616,291,797            100.00  %
                                                          =====           =============           ======

                       CREDIT GRADES OF THE GROUP II LOANS


                                                NUMBER OF                                  PERCENT OF
           CREDIT GRADE                       MORTGAGE LOANS       PRINCIPAL BALANCE     GROUP II LOANS

           A4                                             1,291            $160,783,518            26.09  %
           AX                                             1,385             167,126,103            27.12
           AM                                             1,211             143,998,654            23.37
           B                                                966             102,686,490            16.66
           C                                                267              28,450,893             4.62
           CM                                               143              13,246,139             2.15
                                           ---              --- ----         ---------- ----        ----
           TOTAL:                                         5,263           $616,291,797            100.00  %
                                                          =====           =============           ======

                 PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS


                                                NUMBER OF                                  PERCENT OF
           PREPAYMENT PENALTY TERM            MORTGAGE LOANS       PRINCIPAL BALANCE     GROUP II LOANS

           None                                             589             $72,596,353            11.78  %
           12 Months                                        226              32,034,787             5.20
           24 Months                                      1,576             201,126,261            32.63
           36 Months                                      2,572             279,525,032            45.36
           48 Months                                          5                 465,674             0.08
           60 Months                                        240              24,808,697             4.03
           Other (1)                                         55               5,734,994             0.93
                                           ------            -- ------        --------- ----        ----
           TOTAL:                                         5,263           $616,291,797            100.00  %
                                                          =====           =============           ======

           (1) Not more than 60 Months.



________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       30


                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




                      MORTGAGE RATES OF THE GROUP II LOANS
                        (BASED ON ONE-YEAR U.S. TREASURY)

                                              NUMBER OF                                  PERCENT OF
             MORTGAGE RATES (%)            MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             9.000 to 9.499                                2                 $296,665            46.90 %
             10.000 to 10.499                              2                  335,869            53.10
                                                           - --               ------- --         -----
             TOTAL:                                        4                $632,534            100.00 %
                                                           =                =========           ======

             Mortgage Rates Range is from: 9.000% to 10.200%
             Weighted Average is: 9.668%



                       NOTE MARGINS OF THE GROUP II LOANS
                        (BASED ON ONE-YEAR U.S. TREASURY)

                                              NUMBER OF                                  PERCENT OF
             NOTE MARGINS (%)              MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             2.500 to 2.999                                1                 $159,336            25.19 %
             3.500 to 3.999                                1                  137,328            21.71
             6.500 to 6.999                                1                  138,040            21.82
             7.000 to 7.499                                1                  197,829            31.28
                                                           - --               ------- --         -----
             TOTAL:                                        4                $632,534            100.00 %
                                                           =                =========           ======

             Note Margins Range is from: 2.875% to 7.000%
             Weighted Average is: 5.146%




                  MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS
                        (BASED ON ONE-YEAR U.S. TREASURY)

                                              NUMBER OF                                  PERCENT OF
             MAXIMUM MORTGAGE RATES (%)    MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             12.000 to 12.999                              1                 $137,328            21.71 %
             13.000 to 13.999                              1                  159,336            25.19
             16.000 to 16.999                              1                  197,829            31.28
             20.000 to 20.999                              1                  138,040            21.82
                                                           - ---              ------- --         -----
             TOTAL:                                        4                $632,534            100.00 %
                                                           =                =========           ======

             Maximum Mortgage Rate Range is from: 12.750% to 20.362%
             Weighted Average is: 15.593%
________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       31

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________


                  MINIMUM MORTGAGE RATES OF THE GROUP II LOANS
                        (BASED ON ONE-YEAR U.S. TREASURY)

                                              NUMBER OF                                  PERCENT OF
             MINIMUM MORTGAGE RATES (%)    MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             2.000 to 2.999                                1                 $159,336            25.19 %
             3.000 to 3.999                                1                  137,328            21.71
             7.000 to 7.999                                1                  197,829            31.28
             10.000 to 10.999                              1                  138,040            21.82
                                                           - --               ------- --         -----
             TOTAL:                                        4                $632,534            100.00 %
                                                           =                =========           ======



             Minimum Mortgage Rate Range is from: 2.875% to 10.200%
             Weighted Average is: 5.899%




                          NEXT INTEREST RATE ADJUSTMENT OF THE GROUP II LOANS
                        (BASED ON ONE-YEAR U.S. TREASURY)

                                                NUMBER OF                                  PERCENT OF
           NEXT INTEREST RATE ADJUSTMENT      MORTGAGE LOANS       PRINCIPAL BALANCE     GROUP II LOANS
           DATE

           October 2001                                       1                $159,336            25.19  %
           February 2002                                      1                 137,328            21.71
           January 2003                                       1                 138,040            21.82
           April 2003                                         1                 197,829            31.28
                                                              - --              ------- --         -----
           TOTAL:                                             4               $632,534            100.00  %
                                                              =               =========           ======



           Weighted average months to next rate adjustment date is: 14






________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       32


                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




                      MORTGAGE RATES OF THE GROUP II LOANS
                           (BASED ON SIX-MONTH LIBOR)

                                              NUMBER OF                                  PERCENT OF
             MORTGAGE RATES (%)            MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             6.500 to 6.999                                2                $ 494,581             0.08 %
             7.000 to 7.499                                2                  353,871             0.06
             7.500 to 7.999                               82               13,672,628             2.22
             8.000 to 8.499                              126               18,613,505             3.02
             8.500 to 8.999                              495               72,724,023            11.81
             9.000 to 9.499                              491               65,501,126            10.64
             9.500 to 9.999                            1,034              133,115,467            21.62
             10.000 to 10.499                            763               85,730,116            13.92
             10.500 to 10.999                          1,037              114,033,772            18.52
             11.000 to 11.499                            546               53,875,028             8.75
             11.500 to 11.999                            439               38,720,230             6.29
             12.000 to 12.499                            126               10,272,286             1.67
             12.500 to 12.999                             84                6,161,625             1.00
             13.000 to 13.499                             18                1,523,050             0.25
             13.500 to 13.999                             11                  721,355             0.12
             14.000 to 14.499                              2                  112,101             0.02
             14.500 to 14.999                              1                   34,500             0.01
                                         -------           - -----------       ------ ----        ----
             TOTAL:                                    5,259            $615,659,263            100.00 %
                                                       =====            =============           ======


             Mortgage Rates Range is from: 6.500% to 14.950%
             Weighted Average is: 10.081%



________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       33

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                       NOTE MARGINS OF THE GROUP II LOANS
                           (BASED ON SIX-MONTH LIBOR)

                                              NUMBER OF                                  PERCENT OF
             NOTE MARGINS (%)              MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             2.000 to 2.499                                1                $  97,000             0.02 %
             2.500 to 2.999                                1                  349,636             0.06
             3.000 to 3.499                                3                  511,489             0.08
             3.500 to 3.999                                9                1,546,962             0.25
             4.000 to 4.499                               47                6,022,652             0.98
             4.500 to 4.999                               98               13,356,137             2.17
             5.000 to 5.499                              281               40,599,987             6.59
             5.500 to 5.999                              568               77,514,135            12.59
             6.000 to 6.499                              960              121,633,995            19.76
             6.500 to 6.999                            1,120              135,839,688            22.06
             7.000 to 7.499                              809               92,182,514            14.97
             7.500 to 7.999                              633               63,295,741            10.28
             8.000 to 8.499                              347               32,426,662             5.27
             8.500 to 8.999                              230               18,540,139             3.01
             9.000 to 9.499                               92                7,137,027             1.16
             9.500 to 9.999                               32                2,553,161             0.41
             10.000 to 10.499                             14                1,105,014             0.18
             10.500 to 10.999                              9                  571,773             0.09
             11.000 to 11.499                              4                  318,606             0.05
             11.500 to 11.999                              1                   56,946             0.01
                                         -------           - -----------       ------ ----        ----
             TOTAL:                                    5,259            $615,659,263            100.00 %
                                                       =====            =============           ======

             Note Margins Range is from: 2.330% to 11.900%
             Weighted Average is: 6.669%


________________________________________________________________________________
The  information  herein  will  be  superseded  in its  entirety  by  the  final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


                                       34


                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




                  MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS
                           (BASED ON SIX-MONTH LIBOR)

                                              NUMBER OF                                  PERCENT OF
             MAXIMUM MORTGAGE RATES (%)    MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             13.000 to 13.999                             40              $ 7,079,549             1.15 %
             14.000 to 14.999                            409               60,928,477             9.90
             15.000 to 15.999                          1,086              146,483,526            23.79
             16.000 to 16.999                          1,641              192,029,411            31.19
             17.000 to 17.999                          1,414              149,890,475            24.35
             18.000 to 18.999                            537               48,150,136             7.82
             19.000 to 19.999                            119               10,212,691             1.66
             20.000 to 20.999                             12                  816,432             0.13
             21.000 to 21.999                              1                   68,566             0.01
                                         -------           - -----------       ------ ----        ----
             TOTAL:                                    5,259            $615,659,263            100.00 %
                                                       =====            =============           ======

             Maximum Mortgage Rate Range is from: 13.000% to 21.499%
             Weighted Average is: 16.528%


                  MINIMUM MORTGAGE RATES OF THE GROUP II LOANS
                           (BASED ON SIX-MONTH LIBOR)

                                              NUMBER OF                                  PERCENT OF
             MINIMUM MORTGAGE RATES (%)    MORTGAGE LOANS       PRINCIPAL BALANCE      GROUP II LOANS

             2.000 to 2.999                                1                $ 349,636             0.06 %
             3.000 to 3.999                                4                  534,576             0.09
             4.000 to 4.999                               10                1,120,138             0.18
             5.000 to 5.999                               61                8,141,735             1.32
             6.000 to 6.999                              320               44,307,823             7.20
             7.000 to 7.999                              331               45,580,249             7.40
             8.000 to 8.999                              574               78,306,082            12.72
             9.000 to 9.999                            1,277              163,753,493            26.60
             10.000 to 10.999                          1,561              172,126,421            27.96
             11.000 to 11.999                            908               85,064,509            13.82
             12.000 to 12.999                            186               14,464,689             2.35
             13.000 to 13.999                             24                1,831,878             0.30
             14.000 to 14.999                              2                   78,035             0.01
                                         --------          - ------------      ------ ----        ----
             TOTAL:                                    5,259            $615,659,263            100.00 %
                                                       =====            =============           ======



             Minimum Mortgage Rate Range is from: 2.750% to 14.950% Weighted Average is: 9.617%

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________



                          NEXT INTEREST RATE ADJUSTMENT OF THE GROUP II LOANS
                           (BASED ON SIX-MONTH LIBOR)

                                                NUMBER OF                                  PERCENT OF
           NEXT INTEREST RATE ADJUSTMENT      MORTGAGE LOANS       PRINCIPAL BALANCE     GROUP II LOANS
           DATE

           August 2001                                        1                $ 74,363             0.01  %
           September 2001                                     4                 223,874             0.04
           October 2001                                       4                 334,952             0.05
           December 2001                                      5                 738,666             0.12
           February 2002                                      3                 534,514             0.09
           April 2002                                         1                 173,098             0.03
           May 2002                                           1                 144,084             0.02
           June 2002                                          5                 454,150             0.07
           July 2002                                          4                 547,610             0.09
           August 2002                                        6                 389,551             0.06
           September 2002                                     3                 361,942             0.06
           October 2002                                      10               1,087,321             0.18
           November 2002                                     15               1,676,705             0.27
           December 2002                                     49               5,600,434             0.91
           January 2003                                      54               6,314,049             1.03
           February 2003                                    251              28,408,980             4.61
           March 2003                                       766              88,456,019            14.37
           April 2003                                     1,279             149,185,478            24.23
           May 2003                                       1,161             141,674,368            23.01
           June 2003                                         89               9,465,854             1.54
           July 2003                                          7                 852,426             0.14
           August 2003                                        3                 419,401             0.07
           September 2003                                    11                 945,093             0.15
           October 2003                                       6                 780,577             0.13
           November 2003                                      3                 260,081             0.04
           December 2003                                      8                 983,989             0.16
           January 2004                                      13               1,498,330             0.24
           February 2004                                     65               7,413,638             1.20
           March 2004                                       275              32,176,452             5.23
           April 2004                                       589              70,145,753            11.39
           May 2004                                         483              56,691,926             9.21
           June 2004                                         85               7,645,588             1.24
                                           -----             -- ------        --------- ----        ----
           TOTAL:                                         5,259           $615,659,263            100.00  %
                                                          =====           =============           ======


           Weighted average months to next rate adjustment date is: 25




________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________





                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                 STATED                  INITIAL                    MONTHS
                                                                                                       TO
                               ORIGINAL REMAININGREMAINING               PERIODIPERIODLIFETIMLIFETIMINITIAL
        CURRENT  MORTGAGTOTAL  TERM TO  AMORTIZATITERM              GROSS RATE  RATE  MINIMUMMAXIMUMINTEREST ADJUSTMENT
LOAN   BALANCE *  RATE  FEES** MATURITY   TERM   TO                 MARGINCAP    CAP   RATE   RATE  ADJUSTMENFREQUENCY
                                    MATURITY
GROUP     ($)     (%)    (%)   (IN      (IN      (IN       INDEX    (%)   (%)    (%)   (%)    (%)     DATE   (IN
                               MONTHS)  MONTHS)  MONTHS)                                                     MONTHS)
  I    163,736,8110.492 0.773    180      357     177       N/A     N/A   N/A    N/A   N/A    N/A     N/A      N/A
  I    66,219,59610.337 0.764    176      174     174       N/A     N/A   N/A    N/A   N/A    N/A     N/A      N/A
  I    661,874,5710.019 0.886    355      353     353       N/A     N/A   N/A    N/A   N/A    N/A     N/A      N/A
  II   632,533.699.668  0.813    360      338     338    1 Year CMT 5.1462.095  2.000 5.899  15.593    14      12
  II   2,677,700.10.767 0.845    360      339     339    6 Month    7.4012.501  1.099 9.133  16.992    7        6
                                                           LIBOR
  II   433,168,3110.067 1.078    360      358     358    6 Month    6.6612.719  1.120 9.543  16.454    22       6
                                                           LIBOR
  II   179,813,2510.105 1.029    360      358     358    6 Month    6.6792.719  1.264 9.803  16.698    34       6
                                                           LIBOR

* For purposes of cash flow modeling, the Loan Group I assumed Mortgage Loans are scaled up to $900,000,000 and the Loan Group II assumed Mortgage Loans are scaled up to $625,000,000, on a pro rata basis.

** Includes fees for Master Servicing, Subservicing, and lender-paid mortgage insurance provided by PMI Mortgage Insurance Co.

________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN

                                                    COMPUTATIONAL MATERIALS FOR
                                                    RASC SERIES 2001-KS2 TRUST
________________________________________________________________________________




                    GROUP II MAXIMUM RATE HYPOTHETICAL TABLE

               DISTRIBUTION     GROUP II MAXIMUM RATE   DISTRIBUTION    GROUP II MAXIMUM RATE
               -------------    ----------------------  -------------   ---------------------
                   DATE                        (1) (2)       DATE                      (1) (2)
                   ----                        -------       ----                      -------
                       7/25/01                  10.020          1/25/05                  9.228
                       8/25/01                   8.727          2/25/05                  9.228
                       9/25/01                   8.727          3/25/05                 10.216
                      10/25/01                   9.018          4/25/05                  9.228
                      11/25/01                   8.727          5/25/05                  9.535
                      12/25/01                   9.018          6/25/05                  9.228
                       1/25/02                   8.727          7/25/05                  9.535
                       2/25/02                   8.730          8/25/05                  9.228
                       3/25/02                   9.665          9/25/05                  9.228
                       4/25/02                   8.730         10/25/05                  9.535
                       5/25/02                   9.021         11/25/05                  9.228
                       6/25/02                   8.730         12/25/05                  9.535
                       7/25/02                   9.021          1/25/06                  9.228
                       8/25/02                   8.730          2/25/06                  9.228
                       9/25/02                   8.729          3/25/06                 10.216
                      10/25/02                   9.020          4/25/06                  9.228
                      11/25/02                   8.729          5/25/06                  9.535
                      12/25/02                   9.020          6/25/06                  9.228
                       1/25/03                   8.729          7/25/06                  9.535
                       2/25/03                   8.729          8/25/06                  9.228
                       3/25/03                   9.664          9/25/06                  9.228
                       4/25/03                   8.729         10/25/06                  9.535
                       5/25/03                   9.388         11/25/06                  9.228
                       6/25/03                   9.085         12/25/06                  9.535
                       7/25/03                   9.388          1/25/07                  9.228
                       8/25/03                   9.085          2/25/07                  9.228
                       9/25/03                   9.085          3/25/07                 10.216
                      10/25/03                   9.388          4/25/07                  9.228
                      11/25/03                   9.085          5/25/07                  9.535
                      12/25/03                   9.388          6/25/07                  9.228
                       1/25/04                   9.085          7/25/07                  9.535
                       2/25/04                   9.085          8/25/07                  9.228
                       3/25/04                   9.712          9/25/07                  9.228
                       4/25/04                   9.085         10/25/07                  9.535
                       5/25/04                   9.535         11/25/07                  9.228
                       6/25/04                   9.228         12/25/07                  9.535
                       7/25/04                   9.535          1/25/08                  9.228
                       8/25/04                   9.228          2/25/08                  9.228
                       9/25/04                   9.228          3/25/08                  9.864
                      10/25/04                   9.535          4/25/08                  9.228
                      11/25/04                   9.228          5/25/08                  9.535
                      12/25/04                   9.535

(1)     Group II  Maximum  Rate = (Group II Net  Interest)  / (Group II  collateral  balance) *  (360/Actual  #
                 Days)
(2)     Assumes no losses,  10% cleanup call,  28% CPR, and 1 month LIBOR,  6 month LIBOR and 1 year CMT remain constant at 4.03%, 3.93%, and 3.67% respectively.



________________________________________________________________________________
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

JP MORGAN


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